Summary of Annual Period August 1, 2001 through July 31, 2002

Dear Shareholder,

The Polynous Growth Fund's latest annual period (ended July 31, 2002) resulted in very poor performance for its shareholders during what continued to be a very difficult period for the overall stock market. Please refer to the management discussion in the following section for comparative performance information and a commentary on the Fund's performance as this shareholder letter will contain more general commentary on overall economic and stock market conditions.

The overall stock market environment has continued to be difficult in 2002 due to a general confidence crisis concerning the management of large corporations that has also been exacerbated by continuing declines in reported corporate profits. Unnoticed in this overall environment is an economy that is showing positive growth and other very positive macroeconomic factors including extremely low interest rates and inflation rates.

The general confidence crisis concerning corporate management practices is based on real events at certain very large U.S. corporations but, in my opinion, the overall stock market effects have been disproportionately large relative to the actual instances of corporate scandals. As mentioned above, however, overall earnings growth from the corporate sector has yet to resume and so negative news from evolving scandals is currently unable to be balanced by noticeably positive events from the corporate sector.

The scandals are of two main types, although some companies have had both types of events happen at their companies. The first type of scandal resulted from overly aggressive or completely improper accounting practices that produced either overstated revenues, understated expenses, or both, or which did not fully reflect the amount of debt owed by a company. Some of the more prominent cases of such practices have then been followed by the sudden bankruptcy filings of what had once been considered very dominant and financially sound companies. The second type of scandal is from emerging disclosures that some company executives, through undisclosed "compensation" programs, have literally looted their companies out of amounts ranging from tens of millions to hundreds of millions of dollars. Although such "expenses" had actually been properly recorded on the books of such companies in aggregate, the disclosures that previously respected executives had been treating their companies as personal piggy banks has been an additional shock to an already exhausted group of investors.

Adding further to the overall gloom resulting from such events is also an overall environment of disappointing corporate earnings in general. Although the economy is not in a recession, the flattening of demand after a ten year economic expansion has resulted in significant pressures on corporate profits as corporate level expense management has lagged behind slowing revenue growth. Ironically, some of the normally healthy dynamic qualities of the U.S. economy and the overall financial strength of U.S. companies in general have also exacerbated such profitability pressures. The dynamic nature of the U.S. economy results in a continually changing competitive environment where product prices are also continually changing in real time. In a period of softer demand and greater supply (from capacity increases during the previous expansion), individual companies frequently lower prices to either maintain or increase market share relative to their competitors. Most U.S. companies also have very strong capital structures and financial positions and so are able, in the short-term, to behave in a quite aggressive competitive manner without inflicting long-term damage on their overall financial characteristics. An unavoidable side effect from such behavior, however, is that due to expense structures taking a much longer time to change than product prices, there will be a profitability squeeze in the short-term.

In summary, the stock market is currently squeezed between the lingering uncertainty that an unquantifiable number of companies may still disclose problems with corporate accounting practices in the midst of an overall environment where aggregate earnings projections are still continuing to decrease. As stock markets themselves are a barometer of overall confidence levels, there does not currently exist, in the minds of most investors, any clear vision about future events that balance the negative perceptions and concerns of the present.

Aside from an overall lack of confidence among investors in general, I also believe that there are some other behavioral factors that have exacerbated the stock market's negative trends this year. The first factor is that the market is now into its third year of declines and that there are probably a lot of professional investors who are worried about losing their jobs. Such worries unfortunately exacerbate a negative environment as such investors, out of fear, will aggressively sell many stocks to minimize the appearance of having "losing" stocks in their portfolios. The second factor is that many brokerage firm analysts, after having been exposed for their irrationally positive and often insincere opinions about stocks at the market's peak, now seem to be trying to reestablish their credibility by continually highlighting the negative aspects of the current environment and also frequently downgrading their opinions about the stocks that they follow. This actually also creates an unfortunate derivative effect on the part of professional portfolio managers who are also worried about their jobs, because many of such managers apparently feel that they cannot risk holding stocks that are being downgraded by brokerage firm analysts. The final behavioral effect comes from changing leadership patterns in the stock market itself. Technology stocks were vastly over owned at the market peak and have also suffered the most significant declines in projected earnings. As these stocks have effectively been continually for sale for over two years now, however, the continual decline of widely owned former favorites has had its own depressing effects on the psychology of the market.

The overall economic and monetary environment is actually being given little or no emphasis, however, in the face of the more stock market specific factors described above. Although there has been a choppy pattern during 2002 so far in many month-to-month metrics of economic performance, overall reported and projected economic growth this year is quite healthy. First quarter growth was approximately five percent, second quarter growth was about one percent, and growth for both the third and fourth quarters is projected to be around four percent. The other dramatically positive factors currently involve interest rates and inflation rates. Interest rates, both short-term and long-term, are at 40-year lows, as is the inflation rate. Once overall confidence recovers from the current scandals and profit growth uncertainties, both corporate executives and investors will be very motivated to take advantage of low capital costs from the low interest rates and a stable cost environment from the low inflation rates and will, once again, be very eager to invest in new business opportunities.

One other significant factor that appears to be ignored in the currently negative environment is that the overall stock market is now once again reasonably valued relative to historical averages. Using current projections for aggregate earnings in 2003, the overall market is currently valued at 15-times earnings which is in the middle of a typical range historically of between 10-times and 20-times earnings. The low end of that range, however, was only experienced in high interest rate and high inflation economic environments which required a substantial discount to be placed on the value of stocks. Typical interest rates and inflation rates for a 15-times earnings environment historically have also actually been well above current levels. In the late 1950's and early 1960's, which was the last period of similarly low interest rates and inflation rates, the market earnings multiple was typically well above its current level.

Given our emphasis on fundamentals and a reasonable scenario relative to such fundamentals and historical trends, our portfolio positioning has been with a view toward all of the positive factors mentioned above. Unfortunately, as commented on directly in the management discussion section of this report, such a positioning has currently been quite damaging to the Fund's performance. Quite frankly, in an environment of fear and uncertainty, both company fundamentals and economic reality are of little interest to most investors. One prominent aspect of such an environment is the magnitude of price declines of many individual stocks. Most technology stocks have already declined at least 90 to 95 percent from their highs in early 2000. As such, it seems that it is of no significance for such stocks to decline an additional 50 percent over only a few weeks if there continue to be negative sentiments about such stocks. With such patterns of price behavior now seeming to be the norm, similar price declines can also be seen in stocks within other sectors as fear and uncertainty also sweep through those sectors.

Aside from the Fund being positioned for positive sentiment changes in what is currently still a very negative environment, there does appear to be one other significant mismatch between the extensive analytical work that supports the Fund's stock selections and the current period of fear and uncertainty. One very significant aspect of the advisor's work is the comprehensive financial modeling that supports our research on each company. Our financial modeling, at a minimum, produces projected balance sheets, cash flow statements, and income statements. From such projections, when we see companies that are likely to be profitable and cash flow positive that have either no financial commitments or easily supportable financial commitments, and that are already valued at reasonable valuations relative to historical norms, the Fund is likely to purchase such stocks. Many other investors are not doing their own financial projections, however, and do not have the insight to not aggressively sell such stocks during the next wave of hysteria.

One other perverse aspect of this environment, however, is the apparent reverse of the silly environment of valuation insensitivity at the market peak. In that case, paying valuations that were hundreds of times higher than historical norms was considered acceptable given the positive sentiments at the time. Conversely, however, the negative sentiments currently have allowed many good quality growth companies to be valued at well below historical valuation levels and a very significant number of companies to be valued at below their net cash per share that is on their balance sheets.

In previous environments of absurdly low valuation anomalies, the stock market usually returned to more normal valuation behavior within a one to two year period. Although there are no guarantees that such a pattern will happen again, or that there will not also be a significant number of additional corporate scandals, I am more inclined to place my confidence in historical norms rather than hysteria and in fundamentals rather than unquantifiable fears. As such, although I am also quite concerned about the Fund's recent performance (as both manager of the Fund and also as significant shareholder), I do remain confident that our emphasis on reality will result in a much more productive future for the Fund.

                                  Yours truly,




                                                          /s/Kevin L. Wenck
                                                          President



Distributed by Polynous Securities, LLC.
345 California Street, Suite 1220
San Francisco, CA 94104
Member NASD,SIPC

The Polynous Growth Fund produced very poor performance during its latest fiscal year due to its emphasis on being positioned early for an anticipated recovery in corporate earnings and a recovery in overall investor sentiments about the stock market in general. As also mentioned in this report's general commentary, the current investment environment has been severely affected by a confidence crisis due to significant financial reporting scandals involving a number of previously prominent companies. The Fund's portfolio positioning is largely irrelevant and ineffective in such an environment as fundamentals and potential future earnings growth are given little importance in an environment of fear and uncertainty. One other significant contributor to the negative performance, however, has been the poor stock market performance of the Fund's largest holding, Optical Cable Corporation, which has accounted for approximately 20 percent of the Fund's assets. This company, although profitable on an operating basis and having positive cash flow and minimal debt levels, has declined approximately 70 percent in value while the Fund has held the company's shares. The company's valuation at the end of the Fund's fiscal year, however, was approximately only 60 percent of book value and less than ten-times the advisor's earnings estimate for the company's next fiscal year.

-----------------------------------------------------------------------------------------------------
    Returns for the Year Ended July 31, 2002
-----------------------------------------------------------------------------------------------------

                                                                                   Average Annual
                                                                                       Return
                                                                                   Since Inception
Fund / Index                                                 One Year             (August 12, 1996)
-----------------------------------                        --------------        --------------------

Polynous Growth Fund                                             -41.16%               -8.29%
Russell 2000 Index                                               -17.96%                4.46%
S&P 500 Index                                                    -23.64%                6.95%

             Polynous    Russell 2000
             Growth Fund Index

    08/12/96    9,550.00   10,000.00
    08/31/96    9,820.58   10,209.60
    09/30/96    9,725.08   10,608.55
    10/31/96    9,693.25   10,445.06
    11/30/96   10,075.25   10,875.41
    12/31/96   10,132.55   11,160.43
    01/31/97   10,347.80   11,383.50
    02/28/97   10,204.30   11,107.48
    03/31/97    9,765.83   10,583.36
    04/30/97    9,805.69   10,612.85
    05/31/97   10,642.76   11,793.52
    06/30/97   10,858.01   12,298.97
    07/31/97   11,439.98   12,871.26
    08/31/97   11,519.70   13,165.79
    09/30/97   12,500.27   14,129.43
    10/31/97   12,292.99   13,508.73
    11/30/97   12,269.08   13,421.32
    12/31/97   11,980.48   13,656.28
    01/31/98   11,919.14   13,440.73
    02/28/98   12,962.06   14,434.61
    03/31/98   13,899.82   15,029.87
    04/30/98   13,864.76   15,113.06
    05/31/98   13,356.44   14,299.12
    06/30/98   12,295.99   14,329.19
    07/31/98   11,261.83   13,169.17
    08/31/98    8,886.77   10,611.94
    09/30/98    9,053.29   11,442.49
    10/31/98    9,237.33   11,909.19
    11/30/98   10,061.15   12,533.11
    12/31/98   10,508.12   13,308.63
    01/31/99   10,253.96   13,485.51
    02/28/99    9,526.54   12,393.24
    03/31/99    9,232.07   12,586.73
    04/30/99    9,786.28   13,714.61
    05/31/99   10,338.58   13,914.95
    06/30/99   10,465.31   14,544.16
    07/31/99   10,313.64   14,145.12
    08/31/99    9,551.75   13,621.58
    09/30/99    9,035.58   13,624.56
    10/31/99    8,029.13   13,679.74
    11/30/99    8,239.19   14,496.58
    12/31/99    8,568.43   16,137.59
    01/31/00    8,420.30   15,878.42
    02/29/00    8,186.82   18,500.51
    03/31/00    8,846.16   17,280.76
    04/30/00    8,925.67   16,240.86
    05/31/00    8,281.63   15,294.32
    06/30/00    9,143.10   16,627.59
    07/31/00    8,793.69   16,092.65
    08/31/00    9,822.50   17,320.49
    09/30/00    8,689.04   16,811.41
    10/31/00    9,002.42   16,061.00
    11/30/00    7,916.84   14,412.31
    12/31/00    8,581.91   15,650.07
    01/31/01    9,910.43   16,464.83
    02/28/01    9,536.75   15,384.54
    03/31/01    9,399.89   14,631.98
    04/30/01   10,034.86   15,776.64
    05/31/01   10,206.89   16,164.44
    06/30/01    9,910.62   15,827.86
    07/31/01    9,681.25   15,817.37
    08/31/01    9,002.71   15,306.47
    09/30/01    7,072.19   13,246.09
    10/31/01    8,285.92   14,021.20
    11/30/01    9,404.10   15,106.70
    12/31/01   10,684.74   16,039.11
    01/31/02   10,283.34   15,872.31
    02/28/02    9,098.28   15,437.33
    03/31/02   10,369.35   16,678.07
    04/30/02    8,620.42   16,830.00
    05/31/02    8,400.61   16,083.06
    06/30/02    7,339.79   15,285.07
    07/31/02    5,695.98   12,976.59

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Index on August 12, 1996 (inception of the Fund) and held through July 31, 2002. The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

Polynous Growth Fund
Schedule of Investments
July 31, 2002


Common Stocks - 98.2%                                                            Shares                        Value

Biological Products (No Diagnostic Substances) - 1.0%
NABI Biopharmaceuticals (a)                                                         10,000                     $    40,800
                                                                                                          -----------------
Computer Communication Equipment - 6.4%
Enterasys Networks, Inc. (a)                                                       216,700                         266,541
                                                                                                          -----------------
Drawing And Insulating Nonferrous Wire - 20.6%
Optical Cable Corp. (a)                                                            350,813                         852,474
                                                                                                          -----------------
Electromedical & Electrotherapeutic Apparatus - 1.9%
Thoratec Labs Corp. (a)                                                             11,500                          78,200
                                                                                                          -----------------
In Vitro & In Vivo Diagnostic Substances - 5.4%
Able Laboratories, Inc. (a)                                                         41,033                         221,578
                                                                                                          -----------------
Laboratory Analytical Instruments - 2.4%
Cytyc Corp. (a)                                                                     11,600                          99,876
                                                                                                          -----------------
Miscellaneous - 5.1%
NetScreen Technologies, Inc. (a)                                                    10,200                         112,414
Therimmune Research Corp. (a)                                                       25,000                         100,000
                                                                                                          -----------------
                                                                                                                   212,414
                                                                                                          -----------------
Mobile Homes - 1.2%
Champion Enterprises, Inc. (a)                                                      12,000                          48,240
                                                                                                          -----------------
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.1%
DHB Industries, Inc. (a)                                                            23,700                          87,216
                                                                                                          -----------------
Pharmaceutical Preparations - 3.4%
Amarin Corp. PLC (a) (c)                                                             9,400                          27,354
King Pharmaceuticals, Inc. (a)                                                       5,400                         114,534
                                                                                                          -----------------
                                                                                                                   141,888
                                                                                                          -----------------
Retail - Eating Places - 4.7%
BUCA, Inc. (a)                                                                      13,800                         117,300
CKE Restaurants, Inc. (a)                                                           12,000                          77,040
                                                                                                          -----------------
                                                                                                                   194,340
                                                                                                          -----------------

Security Brokers, Dealers & Flotation Companies - 1.1%
Empire Financial Holding Co. (a)                                                    17,000                          44,030

See accompanying notes which area an integral part of the financial statements.


Polynous Growth Fund
Schedule of Investments - continued
    July 31, 2002


Common Stocks - 98.2%                                                            Shares                        Value

Semiconductors & Related Devices - 8.2%
Altera Corp. (a)                                                                     7,700                        $ 91,091
Applied Micro Circuits Corp. (a)                                                    23,500                         108,335
Genesis Microchip, Inc. (a)                                                          6,600                          41,903
Lattice Semiconductor Corp. (a)                                                     15,400                         100,116
                                                                                                          -----------------
                                                                                                                    341,445
                                                                                                          -----------------

Services - Business Services - 2.8%
DigitalThink, Inc. (a)                                                             104,200                         117,746
                                                                                                          -----------------

Services - Computer Programming Services - 4.6%
PDF Solutions, Inc. (a)                                                             10,996                          64,327
VeriSign, Inc. (a)                                                                  19,800                         126,720
                                                                                                          -----------------
                                                                                                                   191,047
                                                                                                          -----------------
Services - Engineering Services - 2.8%
Tetra Tech, Inc. (a)                                                                13,500                         117,585
                                                                                                          -----------------
Services - General Medical & Surgical Hospitals - 3.6%
Community Health Systems, Inc. (a)                                                   6,100                         150,975
                                                                                                          -----------------
Services - Motion Picture & Video Tape - 0.8%
CNET Networks, Inc. (a)                                                             30,000                          34,500
                                                                                                          -----------------
Services - Prepackaged Software - 11.2%
Cadence Design Systems, Inc. (a)                                                     9,845                         122,570
Magma Design Automation, Inc. (a)                                                    6,000                          72,000
Netegrity, Inc. (a)                                                                 54,500                         123,715
SmartForce PLC (a) (c)                                                              17,900                          61,039
Synplicity, Inc. (a)                                                                20,400                          85,476
                                                                                                          -----------------
                                                                                                                   464,800
                                                                                                          -----------------

Services - Specialty Outpatient Facilities - 3.3%
HEALTHSOUTH Corp. (a)                                                               13,500                         138,375
                                                                                                          -----------------
Wholesale - Drugs Proprietaries & Druggist Sundries - 2.9%
Priority Healthcare Corp. - Class B (a)                                              5,700                         119,358
                                                                                                          -----------------

Wholesale Paper and Paper Products - 2.7%
Daisytek International Corp. (a)                                                     8,000                         113,120
                                                                                                          -----------------

TOTAL COMMON STOCKS (Cost $7,534,809)                                                                            4,076,548
                                                                                                          -----------------

See accompanying notes which area an integral part of the financial statements.

Polynous Growth Fund
Schedule of Investments - continued
July 31, 2002


                                                                                Principal
                                                                                 Amount                        Value
Money Market Securities - 0.9%
Huntington Money Market Fund - Investment A, 0.73% (b)                              25,967                        $ 25,967
First American Treasury Obligation Fund, 1.14% (b)                                  10,411                          10,411
                                                                                                          -----------------

TOTAL MONEY MARKET SECURITIES (Cost $36,378)                                                                        36,378
                                                                                                          -----------------


TOTAL INVESTMENTS (Cost $7,571,187) - 99.1%                                                                  $   4,112,926
                                                                                                          -----------------

Other assets less liabilities - 0.9%                                                                                35,446
                                                                                                          -----------------

TOTAL NET ASSETS - 100.0%                                                                                    $   4,148,372
                                                                                                          =================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at July 31, 2002.
(c) American Depositary Receipt



See accompanying notes which area an integral part of the financial statements.

The Polynous Growth Fund
Statement of Assets and Liabilities
Year ended July 31, 2002



Assets
Investments in securities, at value (cost $7,571,187)                                                    $ 4,112,926
Interest receivable                                                                                              322
Receivable for investments sold                                                                               56,585
Receivable from investment advisor for waived and reimbursed expenses                                         38,911
                                                                                                    -----------------
     Total assets                                                                                          4,208,744
                                                                                                    -----------------

Liabilities
Payable to custodian                                                                                           6,536
Accrued 12b-1 fees                                                                                               946
Redemptions payable                                                                                            2,500
Accrued expenses                                                                                              18,641
Payable for investments purchased                                                                             31,749
                                                                                                    -----------------
    Total liabilities                                                                                         60,372
                                                                                                    -----------------

Net Assets                                                                                               $ 4,148,372
                                                                                                    =================

Net Assets consist of:
Paid in capital                                                                                           13,075,121
Accumulated net realized gain (loss) on investments                                                       (5,468,488)
Net unrealized appreciation (depreciation) on investments                                                 (3,458,261)
                                                                                                    -----------------

Net Assets, for 695,796 shares                                                                           $ 4,148,372
                                                                                                    =================

Net Assets Value
Net Assets
Net Assets per share ($4,148,372 / 695,796)                                                                   $ 5.96
                                                                                                    =================
Offering price per share ($5.96/0.955)                                                                        $ 6.24
                                                                                                    =================
Redemption price per share ($5.96x 99%) (Note 8)                                                              $ 5.90
                                                                                                    =================




See accompanying notes which area an integral part of the financial statements.

The Polynous Growth Fund
Statement of Operations
Year ended July 31, 2002


Investment Income
Dividend income                                                                                                $ 3,539
Interest income                                                                                                 18,969
                                                                                                    -------------------
  Total Income                                                                                                  22,508
                                                                                                    -------------------

Expenses
Investment advisor fee                                                                                          67,390
Administration expenses                                                                                         30,000
Transfer agent expenses                                                                                         24,465
Fund accounting expenses                                                                                        19,699
12b-1 fee                                                                                                       16,609
Legal expenses                                                                                                  16,000
Custodian expenses                                                                                              10,000
Auditing expenses                                                                                                7,500
Registration expenses                                                                                            6,900
Miscellaneous expenses                                                                                           6,678
Printing expenses                                                                                                6,000
Trustee expenses                                                                                                 2,050
Insurance expenses                                                                                                 136
                                                                                                    -------------------
  Total Expenses                                                                                               213,427
Waived and reimbursed expenses                                                                                 (85,385)
                                                                                                    -------------------
                                                                                                    -------------------
Total operating expenses                                                                                       128,042
                                                                                                    -------------------
                                                                                                    -------------------
Net Investment Income (Loss)                                                                                  (105,534)
                                                                                                    -------------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                              764,152
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                                 (3,625,016)
                                                                                                    -------------------
                                                                                                    -------------------
Net realized and unrealized gain (loss) on investment securities                                            (2,860,864)
                                                                                                    -------------------
                                                                                                    -------------------
Net increase (decrease) in net assets resulting from operations                                           $ (2,966,398)
                                                                                                    ===================



See accompanying notes which area an integral part of the financial statements.

The Polynous Growth Fund
Statement of Changes In Net Assets


                                                                                Year ended             Year ended
Increase (Decrease) in Net Assets                                             July 31, 2002          July 31, 2001
                                                                           ---------------------  ---------------------
Operations
  Net investment income (loss)                                                       $ (105,534)              $ (9,231)
  Net realized gain (loss) on investment securities                                     764,152                511,869
  Change in net unrealized appreciation (depreciation)                               (3,625,016)               222,891
                                                                           ---------------------  ---------------------
  Net increase (decrease) in net assets resulting from operations                    (2,966,398)               725,529
                                                                           ---------------------  ---------------------
Distributions
  From net investment income                                                                  0                      0
  From net realized gain                                                                      0                      0
                                                                           ---------------------  ---------------------
  Total distributions                                                                         0                      0
                                                                           ---------------------  ---------------------
Capital Share Transactions
  Proceeds from shares sold                                                             216,274                123,408
  Reinvestment of distributions                                                               0                      0
  Amount paid for shares repurchased                                                   (732,480)              (810,746)
                                                                           ---------------------  ---------------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                           (516,206)              (687,338)
                                                                           ---------------------  ---------------------
Total Increase (Decrease) in Net Assets                                              (3,482,604)                38,191
                                                                           ---------------------  ---------------------

Net Assets
  Beginning of period                                                                 7,630,976              7,592,785
                                                                           ---------------------  ---------------------
  End of period                                                                     $ 4,148,372            $ 7,630,976
                                                                           =====================  =====================

Capital Share Transactions
  Shares sold                                                                            22,721                 12,093
  Shares issued in reinvestment of distributions                                              0                      0
  Shares repurchased                                                                    (79,949)               (84,255)
                                                                           ---------------------  ---------------------

  Net increase (decrease) from capital transactions                                     (57,228)               (72,162)
                                                                           =====================  =====================



See accompanying notes which area an integral part of the financial statements.

The Polynus Growth Fund
Financial Highlights

                                             For the         For the            For the              For the          For the
                                             year ended      year ended         year ended           year ended       year ended
                                            July 31, 2002    July 31, 2001      July 31, 2000        July 31, 1999    July 31, 1998
                                          ------------------ ------------------ ------------------   ---------------  --------------
Selected Per Share Data
Net asset value, beginning of period           $ 10.13           $ 9.20          $ 10.79               $ 12.85              $ 14.35
                                          ------------------ -----------------  ------------------   ---------------   -------------
Income from investment operations
   Net investment income (loss)                  (0.15)           (0.01)           (0.12)                (0.18)               (0.21)
   Net realized and unrealized gain (loss)       (4.02)            0.94            (1.47)                (1.01)                0.07
                                          ------------------ ------------------ ------------------   ----------------- -------------
Total from investment operations                 (4.17)            0.93            (1.59)                (1.19)               (0.14)
                                          ----------------- ------------------- ------------------   ---------------- --------------
Less distributions
   From net investment income                     0.00             0.00             0.00                  0.00                (0.88)
   From net realized gain                         0.00             0.00             0.00                 (0.87)               (0.48)
                                          ------------------ -------------------------------------   -------------------  ----------
Total distributions                               0.00             0.00             0.00                 (0.87)               (1.36)
                                          ------------------ -------------------------------------   -------------------  ----------

Net asset value, end of period                  $ 5.96         $ 10.13            $ 9.20               $ 10.79              $ 12.85
                                          ================== =====================================   ===================  ==========

Total Return  (a)                               (41.16)%              10.09%     (14.74)%               (8.34)%              (1.33)%

Ratios and Supplemental Data
Net assets, end of period (000's)               $4,148                $7,631     $7,593               $16,702              $27,124
Ratio of expenses to average net assets           1.90%                 1.90%      1.90%                 1.90%             1.99% (b)
Ratio of expenses to average net assets
   before waivers & reimbursement                 3.17%                 4.42%      4.09%                 2.41%                2.19%
Ratio of net investment income to
   average net assets                            (1.57)%               (0.12)%    (0.95)%               (1.42)%              (1.02)%
Ratio of net investment income to
   average net assets before
   waivers & reimbursement                       (2.83)%               (2.64)%    (3.14)%               (1.93)%              (1.22)%
Portfolio turnover rate                         405.11%               494.19%     261.88%               102.53%              140.15%


(a) Total return calculation does not reflect sales load.
(b) Reflects the reduction of the Operating Expense Ratio to 1.90% from 2.00% on June 22, 1998.

See accompanying notes which area an integral part of the financial statements.

                            The Polynous Growth Fund
                          Notes to Financial Statements
                                  July 31, 2002

NOTE 1. ORGANIZATION

     The Polynous Growth Fund ("the Fund") was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on February 8, 2001 and commenced operation on August 12, 1996. The Trust is an open-end investment company established under the laws of Ohio by an Agreement & Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. On March 30, 2001, the Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust in a tax-free organization. The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's advisor (the "Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions - The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

                           The Polynous Growth Fund
                          Notes to Financial Statements
                            July 31, 2002 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Polynous Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor is a California corporation established in May 1996. Kevin L. Wenck is the president, board member, officer, and shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net assets amounts above $1 billion. The Advisor received $67,390 from the Fund for the fiscal year ended July 31, 2002. The Advisor has contractually agreed to reduce some, or all, of its management fees and/or reimburse Fund expenses to keep total annual operating expenses at or below 1.90% through March 31, 2004. For the year ended July 31, 2002, the Advisor was obligated to waive or reimburse expenses of $85,385.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average daily net assets up to $50 million, 0.075% of the Fund's average daily net assets from $50 million to $100 million, and 0.050% of the Fund's average daily net assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended July 31, 2002, Unified earned fees of $30,000 from the Fund for administrative services provided to the Fund.

     The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified earned a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900). For the year ended July 31, 2002, Unified earned fees of $24,465 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the year ended July 31, 2002, Unified earned fees of $19,699 from the Fund for fund accounting services provided to the Fund. A Trustee and officers of the Trust are members of management and/or employees of Unified.

    The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund will pay a distribution fee at a rate of .25% per annum of the average daily net assets to reimburse the Fund's distributor, Polynous Securities, LLC (the "Distributor"), for expenses in distributing shares and promoting sales of the Fund. For the year ended July 31, 2002, the Fund paid the Distributor $16,609 for distribution costs incurred. Polynous Securities, LLC (the "Underwriter"), an affiliate of the Advisor, also serves as principal underwriter for the Fund. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $843 from underwriting and broker commissions on the sale of shares of the Fund during the year ended July 31, 2002. Kevin L. Wenck may be deemed to be an affiliate of the Distributor.

NOTE 4.  INVESTMENTS

     For the year ended July 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $26,498,869, and $22,619,395, respectively. As of July 31, 2002, the gross unrealized appreciation for all securities totaled $121,514 and the gross unrealized depreciation for all securities totaled $3,579,775 for a net unrealized depreciation of $3,458,261. The aggregate cost of securities for federal income tax purposes at July 31, 2002 was $7,732,964. The difference between book cost and tax cost consists of wash sales in the amount of $161,777.

                            The Polynous Growth Fund
                          Notes to Financial Statements
                            July 31, 2002 - continued

NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2002, Delaware Charter Guarantee & Trust, for the benefit of others, owned in aggregate more than 32% of the Fund.

NOTE 7. FEDERAL INCOME TAXES

     At July 31, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $5,705,312, of which $1,405,178 expires in 2007, and $2,760,352 expires in 2008, and $1,539,782 expires in 2009. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. CONTINGENT DEFERRED SALES CHARGE

     There is no initial sales charge on purchase of shares of $500,000 or more; however, the dealer receives 1.00% fee from the Underwriter and a contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions of such shares within 12 months of purchase, based on the lower of the shares' cost or current net asset value. In addition, shares purchased by certain investors investing $500,000 or more that have made arrangements with the Underwriter, are not subject to any charge. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The underwriter receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of sales commissions to selling dealers or qualifying financial institutions, as described above.


                                                  Information Regarding Trustees and Officers

         The Board of Trustees supervises the business activities of the Trust.
Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company
Act of 1940.
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Mark W. Muller                                           Trustee         Trustee since 1999             35
5016 Cedar River Tr.
Fort Worth, Texas 76137
Year of Birth:  1964
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
President of JAMAR  Resources,  Inc., a  manufacturers  representative                      None
firm,  September  2001 to present.  Account  Manager for SCI,  Inc., a custom  manufacturer,  from  April  2000 to  September  2001.  Account
Manager for Clarion Technologies,  a manufacturer of automotive, heavy truck,  and  consumer  goods,  from 1996 to April  2000.  From 1986 to
1996, an engineer for Sicor, a telecommunication hardware company.
----------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Gary E. Hippenstiel                                      Trustee         Trustee since 1995             17
600 Jefferson Street
Suite 350
Houston, TX  77002
Year of Birth:  1947
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trust None
Company since 1992; President and Director of Heritage Trust Company from
1994-1996; Vice President and Manager of Investments of Kanaly Trust Company
from 1988 to 1992.
----------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of            in Fund Complex
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Richard J. Wright, Jr.                                   Trustee         Trustee since 1999             35
13532 N. Central Expressway
MS 3800
Dallas, Texas 75243
Year of Birth:  1962
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Various positions with Texas Instruments,  a technology company, since                      None
1985,  including the  following:  Program  Manager for  Semi-Conductor
Business Opportunity  Management System, 1998 to present;  Development
Manager for web-based interface,  1999 to present; Systems Manager for
Semi-Conductor  Business Opportunity  Management System, 1997 to 1998;
Development  Manager for Acquisition  Manager,  1996-1997;  Operations
Manager for Procurement Systems, 1994-1997.
----------------------------------------------------------------------- ----------------------------------------------

         The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) In         Length of           in Fund Complex**
              Name, Age and Address                   Fund Complex**        Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Kenneth D. Trumpfheller*                            President,              Trustee and                 35
1725 E. Southlake Blvd.                             Secretary and       President since 1995
Suite 200                                           Trustee             Secretary since 2000
Southlake, Texas  76092
Year of Birth:  1958
--------------------------------------------------- ------------------- --------------------- ------------------------
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
President and Managing  Director of Unified Fund  Services,  Inc., the                      None
Fund's  transfer  agent,  fund  accountant  and  administrator,  since
October  2000.  President,   Treasurer  and  Secretary  of  AmeriPrime
Financial  Services,  Inc., a fund  administrator,  (which merged with
Unified  Fund  Services,   Inc.)  from  1994  through   October  2000.
President,   Treasurer   and   Secretary   of   AmeriPrime   Financial
Securities,  Inc., the Trust's distributor through December 2000, from
1994 through December 2000.
----------------------------------------------------------------------- ----------------------------------------------

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) in         Length of           in Fund Complex**
              Name, Age and Address                    Fund Complex         Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
--------------------------------------------------- ------------------- --------------------- ------------------------
Robert A. Chopyak                                   Treasurer      and   Treasurer and CFO              N/A
1725 E. Southlake Blvd.                             Chief    Financial       since 2000
Suite 200                                           Officer
Southlake, Texas  76092
Year of Birth:  1968
--------------------------------------------------- ------------------- --------------------- ------------------------

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
Assistant  Vice-President of Financial  Administration of Unified Fund                      None
Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Services,  Inc.  from  February  2000 to August  2000.  Self-employed, performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
----------------------------------------------------------------------- ----------------------------------------------

*Mr. Trumpfheller in an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is a registered principal of the Trust's distributor. **As of December 31, 2001, the term "Fund Complex" refers to AmeriPrime Funds and AmeriPrime Advisors Trust. The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-924-3863.

                         INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Polynous Growth Fund:
(One in the series of AmeriPrime Advisors Trust)

We have audited the accompanying statement of assets and liabilities of the Polynous Growth Fund, including the schedule of portfolio investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Polynous Growth Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
August 16, 2002